SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                 July 18, 2002
                       (Date of Earliest Event Reported)


          AIRPLANES LIMITED                        AIRPLANES U.S. TRUST

      (Exact Name of Registrants as Specified in Memorandum of Association
                              or Trust Agreement)


          Jersey, Channel Islands                  Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

          33-99970-01                              13-3521640
          (Commission File                         (IRS Employer
          Number)                                  Identification No.)


          Airplanes Limited                        Airplanes U.S. Trust
          22 Grenville Street                      1100 North Market Street
          St. Helier                               Rodney Square North
          Jersey, JE4 8PX                          Wilmington, Delaware
          Channel Islands                          19890-0001
          (011 44 1534 609 000)                    (1-302-651-1000)

           (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)

Item 5.     Other Events


     Attached hereto as Exhibit A is a copy of a Press Release dated July 15, 2002.





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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            AIRPLANES LIMITED


Date: July 18, 2002                         /s/ Roy M. Dantzic*
                                            -------------------
                                            Director and Officer


Date: July 18, 2002                         AIRPLANES U.S. TRUST


                                            /s/ Roy M. Dantzic*
                                            -------------------
                                            Controlling Trustee
                                            and Officer


                                            *By: /s/ Gerard Hastings
                                                 -------------------
                                              Attorney-in-Fact



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


                                 EXHIBIT INDEX


Exhibit A        -     Press Release
Exhibit B        -     Power of Attorney for Airplanes Limited
Exhibit C        -     Power of Attorney for Airplanes U.S. Trust








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


                                                                      Exhibit A


Notes of Aircraft Securitization Airplanes Pass-Through Trust Downgraded; Still on Watch Neg

S&P Downgrades Aircraft Deal APTT; Still on Watch Neg

LONDON (Standard & Poor's) July 15, 2002--Standard & Poor's said today that it lowered its ratings on Airplanes Pass-Through Trust's class B, C, and D notes, following a recent analysis, including certain cash flow projections, which points to the transaction deferring interest payments on these notes in the near future.

     All classes of notes in this transaction will remain on CreditWatch with negative implications (see list below).

     A decision will be taken on the rating on the class A notes pending further in-depth analysis of:

     -- The asset quality of the aircraft types and the creditworthiness of the airlines currently involved in this portfolio; and

     -- A cash flow analysis under various stress scenarios to reflect the current market environment.

     Airplanes Pass-Through Trust is the largest aircraft operating lease securitization rated by Standard & Poor's, with 183 aircraft in the portfolio and approximately $2.71 billion of rated notes outstanding. The transaction closed in March 1996 and in March 1998 and March 2001 there were two re-financings of certain classes of notes.

     Prior to Sept. 11, 2001, Airplanes Pass-Through Trust had suffered from somewhat poorer cash flow performance than was originally expected. Given market trends in the aircraft industry since then, Standard & Poor's does not expect performance to improve in the near term. Renegotiated leases and rental resets have been the major cause of lease collections being lower than originally assumed.

     In the recently published 10-K report (for the fiscal year ended March 31, 2002) filed with the SEC, it was stated that with management's current revenue expectations, Airplanes Pass-Through Trust's cash flows may be inadequate to pay interest and minimum principal on the class B notes and interest on the class C and D notes in the latter half of 2003. Further, to the extent that future cash flows differ from the management's expectations, they expect that such differences are likely to affect only the timing of when Airplanes Pass-Through Trust ceases to pay interest and minimum principal on the class B notes and interest on the class C and D notes.

     It is Standard & Poor's opinion that this is the likely outcome. As the ratings on these notes address


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


timely interest payments (as well as ultimate principal), Standard & Poor's has concluded that its revised ratings reflect that a deferral of interest is imminent, which, if it happened, would qualify as a default from a rating standpoint.

     Airplanes Pass-Through Trust has a mechanism in place to divert principal to the class A noteholders if asset values depreciate more quickly than the assumed case. As a result of appraisal values coming in under the assumed case for the past two years, payments of principal to the class C and D noteholders have stopped, and look likely to be frozen out for the future. Because of the position of the B minimum principal in the priority of payments, they have maintained their minimum schedule thus far.

     Payments have consistently been diverted to the class A noteholders over the past two years (to the detriment of the class C and D noteholders), and so the target minimum principal payable on the class A notes has been ahead of schedule, having paid down more quickly than assumed in the initial rating case. With collections forecasted to remain at current levels, however, less money will be available to maintain this "cushion" and soon payments may be required to sustain the class A minimum principal schedule. These payments would rank senior in priority to payments (interest and principal) on the class B, C, and D notes, causing the transaction to defer interest on these notes in the near future.

     Airplanes Pass-Through Trust's aircraft portfolio is broadly diversified, but somewhat weaker than average in quality among aircraft lease portfolio securitizations. About one-quarter of the fleet's value is represented by older planes that have lost considerable value (e.g., F100, B737-200, DC8-71F), and another one-fifth by McDonnell Douglas planes (e.g., MD80 series and MD11) that are losing favor. Although many of the models are widely used and thus fairly liquid (e.g., B737-400), relatively few incorporate the most current technology (e.g., A320s represent only 11% of value), since most of the planes were delivered in the late 1980s and early 1990s to lessor GPA Group Ltd. Unfortunately, more than one-quarter of the aircraft leases come due for renewal over the next year, heightening the risk of aircraft being off lease or of being re-leased at reduced rental rates.

     The ratings on the notes in this transaction and the CreditWatch situation will continue to be closely monitored.

OUTSTANDING RATINGS LOWERED AND REMAINING ON CREDITWATCH

Airplanes Pass-Through Trust



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

$1.112 Billion* Pass-Through Certificates Series 96-1

Class                  Rating
             To                           From
B            CCC/Watch Neg                A/Watch Neg
C            CCC/Watch Neg                BB+/Watch Neg
D            CCC/Watch Neg                B-/Watch Neg


OUTSTANDING RATINGS REMAINING ON CREDITWATCH

Airplanes Pass-Through Trust

$2.3 Billion* Pass-Through Certificates Series 96-1
Class     Rating
A         AA/Watch Neg

*Initial outstanding amount of remaining classes.

ANALYTICAL E-MAIL ADDRESSES
sean_bannigan@standardandpoors.com
irene_homoore@standardandpoors.com
phil_baggaley@standardandpoors.com
michael_vernier@standardandpoors.com
StructuredFinanceEurope@standardandpoors.com

Contact:
Sean Hannigan, London (44) 20-7826-3783
Irene Ho-Moore, London (44) 20-7826-3532
Phil Baggaley, New York (1) 212-438-7683
Michael Vernier, New York (1) 212-438-6629



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


                                                                      Exhibit B


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.


                                                                 /s/ John Banes
                                                                 --------------
                                                                     John Banes




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


                               POWER OF ATTORNEY


     Each of the undersigned, being a Director and officer of Airplanes Limited, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes Limited, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Director and an officer of Airplanes Limited, to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Director of Airplanes Limited prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.



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


     IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.


Dated: June 6, 2002                                 /s/ William M. McCann
                                                    -----------------------
                                                    William M. McCann

                                         Witness:   /s/ Michael Walsh
                                                    -----------------------


Dated: June 6, 2002                                 /s/ Roy M. Dantzic
                                                    -----------------------
                                                    Roy M. Dantzic

                                         Witness:   /s/ Michael Walsh
                                                    -----------------------


Dated: June 6, 2002                                 /s/ Hugh R. Jenkins
                                                    -----------------------
                                                    Hugh R. Jenkins

                                         Witness:   /s/ Michael Walsh
                                                    -----------------------


Dated: June 6, 2002                                 /s/ Richard E. Cavanagh
                                                    -----------------------
                                                    Richard E. Cavanagh

                                         Witness:   /s/ Michael Walsh
                                                    -----------------------


Dated: June 6, 2002                                 /s/ Brian T. Hayden
                                                    -----------------------
                                                    Brian T. Hayden

                                         Witness:   /s/ Michael Walsh
                                                    -----------------------


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


                                                                      Exhibit C


     Attached hereto is a true and correct copy of a Power of Attorney given by each of the persons signatory thereto.



                                                                 /s/ John Banes
                                                                 --------------
                                                                     John Banes





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


                               POWER OF ATTORNEY

     Each of the undersigned, being a Controlling Trustee and officer of Airplanes U.S. Trust, hereby individually appoints Frank Haspel, John McMahon, Huib van Doorn, Erwin den Dikken, Brian Marks, Gerry Hastings and Sean Brennan and each of them, acting on behalf of debis AirFinance Financial Services (Ireland) Limited (formerly AerFi Financial Services (Ireland) Limited), as Administrative Agent of Airplanes U.S. Trust, his true and lawful attorney-in-fact and agent (each an "Attorney-in-Fact"), with full power by power of attorney of substitution and resubstitution, for him and in his name, place and stead, in his capacity as a Controlling Trustee and an officer of Airplanes U.S. Trust to sign each Report on Form 8-K which will be filed at least monthly, provided that where any such Report on Form 8-K is required to contain any information in addition to or other than a copy of the relevant monthly report to certificate holders, the contents of such Report on Form 8-K shall be notified to any one Controlling Trustee of Airplanes U.S. Trust prior to the filing thereof, each such Report on Form 8-K containing a monthly report to certificate holders to be filed monthly on or about the 15th day of each month and each other Report on Form 8-K to be filed within the time prescribed by the Securities and Exchange Commission (the "SEC") upon the occurrence of certain events listed in the SEC rules and regulations with the SEC and any amendments thereto, and to file the same with any exhibits thereto and any other documents in connection therewith with the SEC, granting unto the said Attorney-in-Fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said Attorney-in-Fact, or his substitute, may lawfully do or cause to be done by virtue hereof.



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


IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be duly executed and delivered in Jersey, Channel Islands on the date indicated below.


Dated: June 6, 2002                                /s/ William M. McCann
                                                   -----------------------
                                                   William M. McCann

                                        Witness:   /s/ Michael Walsh
                                                   -----------------------


Dated: June 6, 2002                                /s/ Roy M. Dantzic
                                                   -----------------------
                                                   Roy M. Dantzic

                                        Witness:   /s/ Michael Walsh
                                                   -----------------------


Dated: June 6, 2002                                /s/ Hugh R. Jenkins
                                                   -----------------------
                                                   Hugh R. Jenkins

                                        Witness:   /s/ Michael Walsh
                                                   -----------------------


Dated: June 6, 2002                                /s/ Richard E. Cavanagh
                                                   -----------------------
                                                   Richard E. Cavanagh

                                        Witness:   /s/ Michael Walsh
                                                   -----------------------


Dated: June 6, 2002                                /s/ Brian T. Hayden
                                                   -----------------------
                                                   Brian T. Hayden

                                        Witness:   /s/ Michael Walsh
                                                   -----------------------


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